                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment No. 1
                                   FORM 8-A/A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          streetTRACKS(R) Series Trust
             (Exact name of registrant as specified in its charter)

             Massachusetts                            See Below
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(State of incorporation or organization) (I.R.S. Employer Identification number)


One Lincoln Street, Boston, Massachusetts               02111
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(Address of principal executive offices)              (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Exchange Act:



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                                                                                                I.R.S. EMPLOYER
                    TITLE OF EACH CLASS                        EXCHANGE                      IDENTIFICATION NUMBER
                      TO BE REGISTERED
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
SPDR(R) DJ Wilshire Total Market ETF                          American Stock Exchange              04-3526697
(formerly, streetTRACKS(R) DJ Wilshire Total Market ETF;
formerly, streetTRACKS(R) Total Market ETF;
formerly FORTUNE 500(R) Index Fund)
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SPDR(R) DJ Wilshire Large Cap ETF                             American Stock Exchange              14-1937147
(formerly, streetTRACKS(R) DJ Wilshire Large Cap ETF)
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SPDR(R) DJ Wilshire Large Cap Growth ETF                      American Stock Exchange              04-3526701
(formerly, streetTRACKS(R) DJ Large Cap Growth ETF;
formerly streetTRACKS(R) Dow Jones U.S. Large Cap Growth
Index Fund)
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SPDR(R) DJ Wilshire Large Cap Value ETF                       American Stock Exchange              04-3526672
(formerly, streetTRACKS(R) DJ Wilshire Large Cap Value ETF;
formerly streetTRACKS(R) Dow Jones U.S. Large Cap Value
Index Fund)
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SPDR(R) DJ Wilshire Mid Cap ETF                               American Stock Exchange              14-1937148
(formerly, streetTRACKS(R) DJ Wilshire Mid Cap ETF)
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SPDR(R) DJ Wilshire Mid Cap Growth ETF                        American Stock Exchange              14-1937151
(formerly, streetTRACKS(R) DJ Wilshire Mid Cap Growth ETF)
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SPDR(R) DJ Wilshire Mid Cap Value ETF                         American Stock Exchange              14-1937150
(formerly, streetTRACKS(R) DJ Wilshire Mid Cap Value ETF)
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SPDR(R) DJ Wilshire Small Cap ETF                             American Stock Exchange              14-1937152
(formerly, streetTRACKS(R) DJ Wilshire Small Cap ETF)
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

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                                                                                                      I.R.S. EMPLOYER
                    TITLE OF EACH CLASS                              EXCHANGE                      IDENTIFICATION NUMBER
                      TO BE REGISTERED
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
SPDR(R) DJ Wilshire Small Cap Growth ETF                            American Stock Exchange              04-3526668
(formerly, streetTRACKS(R) DJ Wilshire Small Cap Growth
ETF; formerly streetTRACKS(R) Dow Jones U.S. Small Cap
Growth Index Fund)
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SPDR(R) DJ Wilshire Small Cap Value ETF                             American Stock Exchange              04-3526667
(formerly, streetTRACKS(R) DJ Wilshire Small Cap Value ETF;
formerly streetTRACKS(R) Dow Jones U.S. Small Cap
Value Index Fund)
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SPDR(R) DJ Global Titans ETF                                        American Stock Exchange              04-3526673
(formerly, streetTRACKS(R) Dow Jones Global Titans ETF;
formerly streetTRACKS(R) Dow Jones Global Titans Index Fund)
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DJ Wilshire REIT ETF                                                American Stock Exchange              04-3526665
(formerly, streetTRACKS(R) DJ Wilshire REIT ETF;
formerly streetTRACKS(R) Wilshire REIT Index Fund)
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KBW Bank ETF                                                        American Stock Exchange              14-1937154
(formerly, streetTRACKS(R) KBW Bank ETF)
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KBW Capital Markets ETF                                             American Stock Exchange              14-1937158
(formerly, streetTRACKS(R) KBW Capital Markets ETF)
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KBW Insurance ETF                                                   American Stock Exchange              14-1937157
(formerly, streetTRACKS(R) KBW Insurance ETF)
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Morgan Stanley Technology ETF                                       American Stock Exchange              04-3526664
(formerly, streetTRACKS(R) Morgan Stanley Technology ETF;
formerly streetTRACKS(R) Morgan Stanley Technology Index Fund;
formerly, streetTRACKS(R) Morgan Stanley High Tech 35 Index Fund)
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SPDR(R) S&P(R) Dividend ETF                                         American Stock Exchange              14-1937159
(formerly, SPDR(R) Dividend ETF)
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SPDR(R) S&P(R) Biotech ETF                                          American Stock Exchange              76-0808148
(formerly, SPDR(R) Biotech ETF)
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SPDR(R) S&P(R) Homebuilders ETF                                     American Stock Exchange              76-0808150
(formerly, SPDR(R) Homebuilders ETF)
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


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
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                                                                                                I.R.S. EMPLOYER
                    TITLE OF EACH CLASS                        EXCHANGE                      IDENTIFICATION NUMBER
                      TO BE REGISTERED
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
SPDR(R) S&P(R) Metals & Mining ETF                            American Stock Exchange              56-2576727
(formerly, SPDR(R) Metals & Mining ETF)
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SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF             American Stock Exchange              56-2576785
(formerly, SPDR(R) Oil & Gas Equipment & Services ETF)
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SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF         American Stock Exchange              56-2576784
(formerly, SPDR(R) Oil & Gas Exploration & Production ETF)
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SPDR(R) S&P(R) Pharmaceuticals ETF                            American Stock Exchange              56-2576781
(formerly, SPDR(R) Pharmaceuticals ETF)
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SPDR(R) S&P(R) Retail ETF                                     American Stock Exchange              56-2576776
(formerly, SPDR(R) Retail ETF)
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SPDR(R) S&P(R) Semiconductor ETF                              American Stock Exchange              76-0808151
(formerly, SPDR(R) Semiconductor ETF)
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KBW Regional BankingSM ETF                                    American Stock Exchange              56-2576775
(formerly, streetTRACKS(R) KBW Regional Banking ETF)
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


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ ]

Securities Act registration statement file number to which this form relates:
333-57793

Securities to be registered pursuant to Section 12(g) of the Act: None

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Item 1.  Description of Registrant's Securities to be Registered

This Form 8-A/A is being filed for the purpose of changing the name of certain investment portfolios of the registrant as set forth above ("Funds"), each of which have registered their shares of beneficial interest ("Shares") under their former name pursuant to Section 12(b) of the Exchange Act pursuant to a previously filed Form 8-A ("Registrant's Form 8-A").

A description of the Shares is set forth in the registrant's Registration Statement on Form N-1A (Commission File Nos. 333-57793; 811-08839), which description is incorporated herein by reference as filed with the Securities and Exchange Commission ("Registration Statement"). Prospectus supplements with respect to the foregoing name changes are also incorporated herein by reference, as filed with the Securities and Exchange Commission on January 8, 2007.

Item 2.  Exhibits

(a) Registrant's Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registration Statement.

(b) Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

(c) Registrant's form of global certificate, incorporated herein by reference to Item 2(c) of Registrant's Form 8-A.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed in the City of Boston and Commonwealth of Massachusetts on the 5th day of March, 2007.



By: /s/ Ryan M. Louvar
    ----------------------
    Ryan M. Louvar
    Assistant Secretary